1 Earnings Supplement First Quarter 2026 May 7, 2026

2 Forward-Looking Statements – Cautionary Language Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln’s businesses, prospective services or products, future performance or financial results, including the statements relating to our 2026 outlook, our medium-term expectations with respect to certain business segments and other key metrics, our illustrative timeline for strategic initiatives, our 2026 seasonality considerations and our 2026 expected operating income and expense reallocations. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: • Weak general economic and business conditions that may affect demand for our products, account balances, investment results, guaranteed benefit liabilities, premium levels and claims experience; • Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; • The inability of our subsidiaries to pay dividends to the holding company in sufficient amounts, which could harm the holding company’s ability to meet its obligations; • Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries’ products; the required amount of reserves and/or surplus; our ability to conduct business; and our affiliate reinsurance arrangements; • Changes in tax law or the interpretation of or application of existing tax laws that could impact our tax costs and the products that we sell; • The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations that could adversely affect our distribution model and sales of our products and result in additional disclosure and other requirements related to the sale and delivery of our products; • The impact of existing and emerging rules and regulations relating to privacy, cybersecurity and artificial intelligence (“AI”) that may lead to increased compliance costs, reputation risk and/or changes in business practices, and challenges with properly managing the use of AI that could result in reputational harm, competitive harm and legal liability; • Continued scrutiny and evolving expectations and regulations regarding ESG matters that may adversely affect our reputation and our investment portfolio; • Actions taken by reinsurers to raise rates on in-force business; • Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses and demand for our products; • Increasing or sustained higher interest rates that may negatively affect our profitability, value of our investment portfolio and capital position and may cause policyholders to surrender annuity and life insurance policies, thereby causing realized investment losses; • The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; • A decline or continued volatility in the equity markets causing a reduction in the sales of our subsidiaries’ products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefits, including riders on certain of our annuity products and secondary guarantees on certain variable universal life insurance products; • Ineffectiveness of our risk management policies and procedures, including our various hedging strategies; A deviation in actual experience regarding future policyholder behavior, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products and in establishing related insurance reserves, which may reduce future earnings; Changes in accounting principles that may affect our consolidated financial statements; • Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; • Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention and profitability of our insurance subsidiaries and liquidity; • Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk, requiring that we realize losses on financial assets; • Interruption in or failure of the telecommunication, information technology or other operational systems of the company or the third parties on whom we rely or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches in security of such systems; • The effect of acquisitions and divestitures, including the inability to realize the anticipated benefits of acquisitions and dispositions of businesses and potential operating difficulties and unforeseen liabilities relating thereto, as well as the effect of restructurings, product withdrawals and other unusual items; • The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives; The adequacy and collectability of reinsurance that we have obtained; • Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims and adversely affect our businesses and the cost and availability of reinsurance; • Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; • The unknown effect on our subsidiaries’ businesses resulting from evolving market preferences and the changing demographics of our client base; and • The unanticipated loss of key management or wholesalers. The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. The reporting of Risk-Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

1Q26 Key Messages

Seventh consecutive quarter of YoY adjusted operating income[1] growth, up 16% in 1Q

- Life Insurance earnings of $41M, up $57M YoY, driven by strong alternative investment income.
- Group Protection earnings up 11% YoY, driven by favorable life experience.
- Annuities earnings of $275M, down 5% versus prior year, as tax-related normalizing items and the previously disclosed NII allocation refinement pressured YoY results.
- Retirement Plan Services YoY earnings growth reflected favorable markets and spread expansion.

Continued sales momentum in targeted markets

- Life Insurance sales up 33% YoY, with growth across all product lines.
- Annuities total sales of $3.9B, up 4% YoY, with spread-based products comprising 64% of total sales.
- Retirement Plan Services first-year sales grew 3% YoY, driven by growth in the Core Market.

Maintained capital strength while enhancing financial flexibility

- Holding Company available liquidity increased to $805M, net of prefunding amounts, up $150M from YE 2025.
- Leverage ratio[2] improved 250bps YoY to 25.0%.

$ in millions	After-tax	Per share
Adjusted Operating Income[1]	**$326**	**$1.66**
Normalizing items		
Higher alternative investment income compared to our 10% annual return target	$19	$0.10
Tax-related items[3]	$(7)	$(0.04)

[1] Represents Adjusted Operating Income Available to Common Stockholders. See Non-GAAP Financial Measures Appendix for definition and reconciliations. [2] See Non-GAAP Financial Measures Appendix for definition and reconciliations. [3] Tax-related items includes dividends-received deduction and foreign tax credit true-ups.

3

1Q26 Earnings Drivers

$ in millions

Annuities

Operating Income	Primary Drivers



$290
$275
1Q25
1Q26

+

- Favorable equity markets

−

- NII allocation refinement
- Variable annuity outflows
- Tax-related items

Group Protection

Operating Income	Primary Drivers



$101
$112
1Q25
1Q26

+

- Favorable life experience

−

- LTD resolution severity

Retirement Plan Services

Operating Income	Primary Drivers



$34
$43
1Q25
1Q26

+

- Favorable equity markets
- Spread expansion

−

- Outflows

Life Insurance

Operating Income	Primary Drivers



$(16)
$41
1Q25
1Q26

+

- Higher alternative investment income
- Impact of 4Q25 captive consolidation

4

Annuities

Key Highlights

- Operating income declined 5% YoY, driven by the previously disclosed NII allocation refinement[1], outflows, and tax-related items, partially offset by favorable equity markets.
- Total sales of $3.9B increased 4% YoY, with spread-based products comprising nearly two-thirds of total sales.
- Ending account balances[3] grew 7% YoY, driven by favorable equity markets and growth in spread-based products.

Key Priorities

- Diversify source of earnings mix by growing spread-based account balances over time.
- Maximize capital efficiency and achieve attractive new business returns.
- Expand product set to target a larger addressable market.

Operating Income[2] ($M)



$290
$287
$318
$311
$275
1Q25
2Q25
3Q25
4Q25
1Q26

Sales ($B)



$3.8
29%
14%
34%
23%
$4.0
23%
11%
36%
30%
$4.5
24%
13%
32%
31%
$4.9
23%
12%
40%
25%
$3.9
22%
14%
46%
18%
1Q25
2Q25
3Q25
4Q25
1Q26
Fixed
RILA
VA w/o GLB
VA w/ GLB

Ending Account Balances[3] ($B)



$158
42%
30%
21%
7%
$168
43%
29%
22%
6%
$174
42%
29%
22%
7%
$175
42%
29%
22%
7%
$169
41%
28%
23%
8%
1Q25
2Q25
3Q25
4Q25
1Q26
Fixed
RILA
VA w/o GLBs
VA w/ GLBs

Return on Average Account Balances[2,4]



0.71%
0.72%
0.75%
0.71%
0.63%
1Q25
2Q25
3Q25
4Q25
1Q26

5

[1] Previously disclosed reallocation of certain net investment income ("NII") from operating results to non-operating results. [2] Excludes $(8)M in 3Q25 related to annual assumption review. [3] Net of reinsurance. [4] Return on Average Account Balances, net of reinsurance.

6 Key Highlights Operating Income1 ($M) Sales ($M) • Operating income increased by $11M Y0Y, driven by favorable life experience. • Premiums were up 2% Y0Y, driven by strong prior-period sales. Adjusting for a large case lapse, premium growth was 3.4%. • Life loss ratio was down 8 percentage pts YoY driven by favorable incidence and severity; the disability loss ratio increased 3 percentage pts due to resolution severity. Key Priorities Premiums and Margin1,2 ($M) Loss Ratios1,2 • Diversify book of business across segments and products, with focus on strong persistency and growing Local Markets and Supplemental Health. • Optimize capital efficiency by leveraging Bermuda entity. • Execute technology roadmap, including modernization of claims platform. $1,371 $1,386 $1,357 $1,380 $1,399 7.4% 12.5% 11.4% 8.1% 7.9% 8.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 1Q25 2Q25 3Q25 4Q25 1Q26 Premiums Margin Margin, ex. Experience Refund 31% 38% 40% 59% 30% 24% 30% 35% 32% 29% 45% 32% 25% 9% 41% 1Q25 2Q25 3Q25 4Q25 1Q26 Disability Life Supp Health / Dental 75% 67% 65% 68% 67% 70% 67% 77% 74% 73% 1Q25 2Q25 3Q25 4Q25 1Q26 Life Disability 3 1Q25 2Q25 3Q25 4Q25 1Q26 Operating Income Experience Refund $157 $173 $187 $116 $391 Group Protection 1 Excludes $39M in 3Q25 related to annual assumption review. 2 Excludes the after-tax impact of the $15M experience refund in 2Q25. 3 Life loss ratio includes supplemental health. $150 $101 $110 $109 $112

7 Retirement Plan Services Key Highlights Operating Income ($M) First-year Sales ($B) • Operating income increased by 26% YoY, driven by spread expansion and favorable equity markets, partially offset by outflows. • Total deposits were up 1%, with first-year sales up 3% YoY. • Ending account balances were $122B, up 12% YoY, supported by favorable equity markets. Key Priorities Ending Account Balances ($B) Return on Average Account Balances • Continued profitable growth with an emphasis on market segments with higher returns. • Expand revenue sources for existing account base. • Increase profitability through lowering operating costs and optimizing investment sourcing. 79% 80% 81% 81% 81% 21% 20% 19% 19% 19% $109 $116 $123 $124 $122 1Q25 2Q25 3Q25 4Q25 1Q26 Separate Account and Mutual Funds General Account $34 $37 $46 $46 $43 1Q25 2Q25 3Q25 4Q25 1Q26 0.12% 0.13% 0.15% 0.15% 0.14% 1Q25 2Q25 3Q25 4Q25 1Q26 31% 32% 22% 33% 40% 44% 26% 62% 33% 43% 25% 42% 16% 34% 17% 1Q25 2Q25 3Q25 4Q25 1Q26 Core Market Mid-Large Market Investment Only $1.1 $1.2 $2.4 $1.7 $1.1 1 Formerly referred to as “Small Market.” 2 Formerly referred to as “Stable Value/Other.” 1 2

8 Key Highlights Operating Income (Loss)1 ($M) Sales ($M) • Operating income improved by $57M YoY, driven by higher alternative investment income and the impact of the 4Q25 captive consolidation. • Total sales of $129M were up 33% YoY, with growth across all product lines, most notably in Executive Benefits. • Revenues were 3% higher YoY driven by higher alternative investment income. Key Priorities Operating Revenue ($M) and Margin2 (%) Net G&A Expenses ($M) • Continued growth in accumulation and risk- sharing sales, focused on a more stable cash flow product suite. • Maximize capital efficiency and achieve attractive new business returns. • Continued optimization of legacy block free cash flow opportunities. 92% 91% 85% 80% 83% 8% 9% 15% 20% 17% 13% 8% 14% 19% 13% 19% 14% 1Q24 2Q24 3Q24 4Q24 1Q25 Underlying Earnings Alts Above Target Alts Below Target $(1) $32 $56 $63 $22 $(15) $(2) $14 $19 1Q25 2Q25 3Q25 4Q25 1Q26 $(16) Life Insurance 82% 72% 33% 89% 74% 18% 28% 67% 11% 26%$97 $121 $298 $142 $129 1Q25 2Q25 3Q25 4Q25 1Q26 Core Executive Benefits $54 $77 $119 $122 $121 $130 $119 1Q25 2Q25 3Q25 4Q25 1Q26 1 Excludes $(29)M in 3Q25 related to annual assumption review. 2 Margin is calculated as operating income (loss), excluding $(29)M in 3Q25 related to annual assumption review, divided by operating revenue. $1,587 $1,602 $1,610 $1,643 $1,628 -1.0% 2.0% 3.4% 4.7% 2.5% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 1300 1350 1400 1450 1500 1550 1600 1650 1700 1Q25 2Q25 3Q25 4Q25 1Q26 $32 $41

9 Key Highlights Operating Loss and Preferred Dividend ($M) Other Expenses ($M) • Operating loss of $(111)M is $16M higher YoY due to lower NII, net of interest credited, and lower other revenues related to a legacy block with market sensitivity. • Holding Company available liquidity increased to $805M at quarter-end, net of prefunding amounts, an increase of $150M since year-end 2025. • Leverage ratio improved by 250 basis points YoY driven by equity growth. Key Priorities Holding Company Available Liquidity1 ($M) Leverage Ratio2 • Continue to scale the funding agreement program after successful 2025 launch. • Build Holding Company liquidity to maximize capital flexibility. • Maintain leverage ratio at the 25% target. Other Operations ($95) ($91) ($99) ($98) ($111) ($34) ($11) ($34) ($11) ($34) 1Q25 2Q25 3Q25 4Q25 1Q26 Operating Loss Preferred Dividend $466 $466 $461 $655 $805 1Q25 2Q25 3Q25 4Q25 1Q26 27.5% 25.6% 25.2% 25.1% 25.0% 1Q25 2Q25 3Q25 4Q25 1Q26 $66 $56 $72 $64 $68 1Q25 2Q25 3Q25 4Q25 1Q26 1 Holding Company available liquidity presented as of 12/31/25 and 3/31/2026 do not include the $400 million prefunding of a 2026 maturity. 2 See Non-GAAP Financial Measures Appendix for definition and reconciliations.

10 38% 37% 36% 36% 35% 18% 17% 17% 17% 16% 15% 16% 15% 16% 18% 18% 18% 18% 17% 18% 3% 3% 3% 3% 3%8% 9% 11% 11% 10% 1Q25 2Q25 3Q25 4Q25 1Q26 Public Corps Private Corps Structured Mortgage Loans Alts Other Key Highlights Investment Portfolio ($B) Rated Assets Portfolio Quality • Portfolio grew $12B YoY to $131B, reflecting strategic shift toward spread-based earnings. • Portfolio yield expanded 10bps YoY to 4.67%, with new money yield continuing to exceed portfolio yield. • Diversified alternatives portfolio delivered a 3.1% quarterly return, or 12% annualized return, above our annual expectation of 10%. Key Priorities New Money Yields Alternative Investment Income ($M), Pre-Tax • Leverage sourcing capabilities and security selection of our multi-manager platform for portfolio construction. • Optimize new money strategy with focus on maintaining diversification and high quality while capitalizing on less liquid assets and structured asset class premiums. • Achieve attractive long-term alternative investment returns. Investment Portfolio 4.57% 4.61% 4.64% 4.65% 4.67% 6.0% 6.1% 5.9% 5.3% 5.5% 1Q25 2Q25 3Q25 4Q25 1Q26 Portfolio Yield New Money Yield $75 $101 $101 $124 $129 1.9% 2.5% 2.5% 3.0% 3.1% 0 20 40 60 80 100 120 140 1Q25 2Q25 3Q25 4Q25 1Q26 % Returns, Unannualized 62% 63% 62% 62% 62% 35% 34% 35% 35% 35% 3% 3% 3% 3% 3% 1Q25 2Q25 3Q25 4Q25 1Q26 NAIC 1/CM1 NAIC 2/CM2 NAIC 3-6/CM3-7 $119 $122 $126 1 2 $129 1 Mortgage Loans include CMLs and RMLs. 2 Other includes municipals, cash, COLI assets, common and preferred stock, sovereign government and UST/agency. $131

11 Appendix

Investment Portfolio

High quality and well-diversified portfolio[1]

Portfolio allocation by asset class


Public Corporate 35%
Private Credit 20%
Public Structured 15%
CML 13%
RML 4%
Other 13%2
$131B
Average A Rated

Private Credit is ~20% of the General Account


Direct Lending 1.4%
Private Structured 3.6%
Private Corporates 15.0%

The portfolio is well positioned...

- Long-term investment strategy is tightly aligned with our liability profile and positioned for various economic cycles.
- 97% investment grade, the portfolio remains high quality, providing flexibility to further add incremental yield.
- Well positioned to further optimize the portfolio asset allocation given high-quality asset mix and shift toward shorter duration liabilities.

... with a high-quality private credit portfolio

- Private credit is a key part of the investment strategy, enhancing yield and diversification while emphasizing disciplined risk management.
- Private credit portfolio is highly-diversified and 91% investment grade.
- Private Letter Ratings (PLRs) account for ~7% of the Lincoln General Account.

[1] Data on slide is as of March 31, 2026. [2] Other includes cash/collateral, COLI assets, common and preferred stock, sovereign government, alternatives, and UST/agency.

Note: All information regarding LNC's investment portfolio in this earnings supplement excludes assets related to certain modified coinsurance and coinsurance with funds withheld transactions. The modified coinsurance and funds withheld reinsurance agreements investment portfolio has counterparty protections in place including investment guidelines, as well as additional support including trusts and letters of credit that were established to meet LNC's risk management objectives.

12

13 Non-GAAP Financial Measures Appendix

14 Non-GAAP Financial Measures Non-GAAP Financial Measures Non-GAAP financial measures do not replace the most directly comparable GAAP measures. Reconciliations of the following non-GAAP financial measures to the most directly comparable GAAP financial measures or calculations of such measures, as applicable, are presented herein beginning on slide 16. Adjusted Income (Loss) From Operations Adjusted income (loss) from operations is GAAP net income (loss) excluding the effects of the following items, as applicable: • Items related to annuity product features, which include changes in market risk benefits (“MRBs”), changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”); • Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”); • Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”); • Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”); • Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”); • Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law; • Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance; • Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; • Income (loss) from discontinued operations; • Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and • Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances. Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.

15 Non-GAAP Financial Measures, Cont’d Management believes that the use of the non-GAAP financial measures adjusted income (loss) from operations, adjusted income (loss) from operations available to common stockholders (or adjusted operating income) and adjusted income (loss) from operations per diluted share available to common stockholders is helpful to investors in evaluating the company’s performance. Management believes that excluding the following items from adjusted income (loss) from operations enhances understanding of the underlying trends and long-term performance of the company’s business. Management excludes “net annuity product features” as this adjustment primarily represents the difference between the valuation of reserves and the valuation of derivatives utilized for hedging our variable annuity and indexed annuity products, which can fluctuate significantly from period to period based on changes in equity markets and interest rates. This difference is due to the hedge focus on managing risks to statutory capital as opposed to the GAAP reserves. Management excludes “net life insurance product features” for similar reasons. In addition, management excludes “credit loss-related adjustments” and “investment gains (losses)” as the timing of changes in allowances or sales of credit-impaired investments depends largely on market credit cycles and can vary considerably from period to period and the timing of other sales of investments that would result in gains or losses is driven by market conditions, including interest rates, and other factors. Management excludes “changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans” as this adjustment represents the economics of investments in underlying funds withheld portfolios supporting reinsurance agreements that have been transferred to third-party reinsurers, which is not indicative of our ongoing results. Finally, management excludes from adjusted income (loss) from operations certain additional items (as set forth in the definition above) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management believes excluding these items better explains the results of the company’s ongoing businesses in a manner that allows for enhanced understanding of underlying trends, company performance and business fundamentals. Adjusted Stockholders' Equity Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, changes in MRBs, guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) hedge instruments gains (losses), and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors to analyze our net worth because it eliminates the effect of market movements that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure. Leverage Ratio Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items. Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Reconciliation of Net Income (Loss) Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders

Unaudited (millions of dollars, except per share data)

	For the Three Months Ended				
	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26
Net Income					
Net income (loss) available to common stockholders – diluted	$ (756)	$ 688	$ 411	$ 745	$ (211)
Less:					
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)
Adjustment for deferred units of LNC stock in our deferred compensation plans	–	–	–	2	(5)
Net income (loss)	(722)	699	445	754	(172)
Less:					
Net annuity product features, pre-tax [1]	(1,092)	405	410	515	(695)
Net life insurance product features, pre-tax	42	(58)	(22)	(5)	22
Credit loss-related adjustments, pre-tax	(28)	(25)	(38)	(43)	(20)
Investment gains (losses), pre-tax	(103)	(81)	(35)	(101)	(42)
Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans, pre-tax [2]	(90)	14	(191)	65	179
Gains (losses) on other non-financial assets, pre-tax	–	–	–	(14)	(6)
Other items, pre-tax [3][4][5][6][7]	(35)	75	(105)	(27)	(111)
Income tax benefit (expense) related to the above pre-tax items	270	(69)	(5)	(81)	141
Total adjustments	(1,036)	261	14	309	(532)
Adjusted income (loss) from operations	314	438	431	445	360
Add:					
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)
Adjusted income (loss) from operations available to common stockholders	$ 280	$ 427	$ 397	$ 434	$ 326
Earnings (Loss) Per Common Share – Diluted					
Net income (loss) (diluted)	$ (4.41)	$ 3.80	$ 2.12	$ 3.80	$ (1.10)
Adjusted income (loss) from operations (diluted)	1.60	2.36	2.04	2.21	1.66

Refer to following slide 17 for footnotes to table.

16

17 Reconciliation of Net Income (Loss) Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders (continued from previous slide) Unaudited (millions of dollars) (1) Includes changes in MRBs of $(1,302) million, $932 million, $337 million, $374 million and $(997) million; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $268 million, $(605) million, $30 million, $44 million and $177 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(58) million, $78 million, $43 million, $97 million and $125 million for the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026. (2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction. (3) For the third quarter of 2025, includes certain legal accruals of $(9) million; for the fourth quarter of 2025, includes certain regulatory accruals of $2 million; for the first quarter of 2026, includes certain legal accruals of $(122) million. (4) Includes severance expense related to initiatives to realign the workforce of $(6) million, $(2) million, $(5) million, $(11) million and $(7) million in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026, respectively. (5) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(20) million and $(5) million in the first quarter of 2025 and fourth quarter of 2025, respectively, related to the sale of our wealth management business; $(18) million and $(3) million in the second quarter of 2025 and fourth quarter of 2025, respectively, primarily related to the Bain Capital transaction; $(55) million in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(22) million in the third quarter of 2025 related to Life Insurance segment persistency optimization. (6) Includes deferred compensation mark-to-market adjustment of $(9) million, $1 million, $(14) million, $(10) million and $18 million in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026, respectively. (7) Includes gains on early extinguishment of debt of $94 million in the second quarter of 2025.

18 Reconciliation of Adjusted Income (Loss) from Operations Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders, excluding Significant Items Unaudited (millions of dollars) (1) See reconciliation to Net Income (Loss) Available to Common Stockholders on slide 16. For the Three Months Ended 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 Adjusted income from operations available to common stockholders(1) $ 280 $ 427 $ 397 $ 434 $ 326 Less significant items: Annual assumption review - - (2) - - Total significant items - - (2) - - Adjusted income from operations available to common stockholders, excluding significant items $ 280 $ 427 $ 395 $ 434 $ 326

Leverage Ratio
Unaudited (millions of dollars)

Lincoln Financial

	As of or For the Three Months Ended				
	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26
Leverage Ratio					
Short-term debt [1]	$ –	$ –	$ –	$ 400	$ 400
Long-term debt	5,868	5,767	5,772	5,866	5,969
Total debt	5,868	5,767	5,772	6,266	6,369
Preferred stock	986	986	986	986	986
Total debt and preferred stock	6,854	6,753	6,758	7,252	7,355
Less:					
Operating debt [2]	868	868	868	868	868
Prefunding of upcoming debt maturities	–	–	–	400	400
25% of capital securities and subordinated notes	302	247	247	247	247
50% of preferred stock	493	493	493	493	493
Carrying value of fair value hedges and other items	122	119	119	114	112
Total numerator	$ 5,069	$ 5,026	$ 5,031	$ 5,130	$ 5,235
Adjusted stockholders' equity [3]	$ 12,569	$ 13,873	$ 14,180	$ 14,595	$ 14,987
Add:					
25% of capital securities and subordinated notes	302	247	247	247	247
50% of preferred stock	493	493	493	493	493
Total numerator	5,069	5,026	5,031	5,130	5,235
Total denominator	$ 18,433	$ 19,639	$ 19,951	$ 20,465	$ 20,962
Leverage ratio	27.5%	25.6%	25.2%	25.1%	25.0%

(1) As of March 31, 2026, consists of $400 million principal amount of our 3.625% Senior Notes due December 12, 2026.

(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee universal life insurance and term policies.

(3) See reconciliation to stockholders' equity on slide 20.

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20 Reconciliation of Stockholders’ Equity to Adjusted Stockholders’ Equity Unaudited (millions of dollars) As of or For the Three Months Ended 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 Stockholders’ Equity, End-of-Period Stockholders’ equity $ 8,193 $ 9,548 $ 10,452 $ 10,906 $ 10,212 Less: Preferred stock 986 986 986 986 986 AOCI (4,306) (4,392) (3,839) (4,058) (4,467) Stockholders’ equity, excluding AOCI and preferred stock 11,513 12,954 13,305 13,978 13,693 Changes in MRBs 2,133 2,869 3,136 3,431 2,643 GLB and GDB hedge instruments gains (losses) (2,993) (3,602) (3,706) (3,812) (3,829) Reinsurance-related embedded derivatives and portfolio gains (losses) (196) (186) (305) (236) (108) Adjusted stockholders’ equity $ 12,569 $ 13,873 $ 14,180 $ 14,595 $ 14,987